Exhibit 10.1

Execution Version

FIRST AMENDMENT

to

TERM LOAN AGREEMENT

Dated as of July 19, 2013

among

PARKER DRILLING COMPANY,

as the Borrower,

THE SUBSIDIARY GUARANTORS,

GOLDMAN SACHS BANK USA,

as Sole Lead Arranger, Sole Lead Bookrunner and Syndication Agent,

GOLDMAN SACHS BANK USA,

as Administrative Agent

and

THE LENDERS PARTY HERETO

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of July 19, 2013, among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors named on the signature pages hereto, each of the lenders party to the Term Loan Agreement referred to below (collectively, the “Lenders” and individually, a “Lender”) and GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Syndication Agent, Sole Lead Arranger and Sole Lead Bookrunner.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Agreement dated as of April 18, 2013 (the “Term Loan Agreement”), pursuant to which the Lenders have made certain loans to the Borrower.

B. The Borrower, the Administrative Agent and the Lenders desire to amend certain provisions of the Term Loan Agreement on the terms and conditions set forth herein.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Term Loan Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of this Amendment.

Section 2. Amendments to Term Loan Agreement.

2.1 Definitions. Section 1.01 of the Term Loan Agreement is hereby amended by deleting the defined term “Initial Step-Up Date” in its entirety and replacing it with the following:

“ “Initial Step-Up Date” means August 15, 2013.”

2.2 Mandatory Prepayments. Section 2.05(c) of the Term Loan Agreement is hereby amended by deleting the references to “June 30, 2013” therein and replacing them with “August 15, 2013”.

2.3 Duration Fee. Section 2.09(a) of the Term Loan Agreement is hereby amended by deleting the reference to “June 30, 2013” therein and replacing it with “August 15, 2013”.

Section 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Term Loan Agreement):

3.1 The Administrative Agent and the Lenders shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Term Loan Agreement to the extent an invoice has been delivered to the Borrower at least two Business Days in advance of the Amendment Effective Date.

3.2 The Administrative Agent shall have received from each Lender and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.01 of the Term Loan Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Term Loan Agreement for all purposes.

Section 4. Acknowledgment of Applicable Rate and Duration Fee. Each party hereto hereby agrees and acknowledges that:

(a) (i) the Applicable Rate in effect for the period commencing on the Closing Date and ending on the Amendment Effective Date immediately prior to giving effect to this Amendment is 6.50% per annum, and (ii) the Applicable Rate in effect immediately after giving effect to this Amendment and at all times thereafter shall be determined in accordance with the Term Loan Agreement, as amended by this Amendment; and

(b) (i) the duration fee referenced in Section 2.09(a) of the Term Loan Agreement in effect immediately prior to this Amendment was not required to be paid on June 30, 2013 or at any other time prior to the Amendment Effective Date and (ii) such duration fee shall be payable in accordance with Section 2.09(a) of the Term Loan Agreement, as amended by this Amendment, on August 15, 2013.

Section 5. Miscellaneous.

5.1 Ratification and Affirmation. Each Loan Party hereby (i) ratifies and affirms all of its payment and performance obligations, contingent or otherwise and, if applicable, the guaranty previously provided by it, under each Loan Document to which it is a party, (ii) agrees and acknowledges that as of the Amendment Effective Date, no offsets, defenses or counterclaims to such obligations or any other causes of action with respect to such obligations or the Loan Documents exist, (iii) consents to this Amendment and the transactions contemplated hereby, and (iv) agrees that such ratification or affirmation is not a condition to the continued effectiveness of any of the Loan Documents, as amended hereby. Each party hereto hereby acknowledges and agrees that the Term Loan Agreement, as amended by this Amendment, and the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect after giving effect to this Amendment. The Term Loan Agreement, as amended by this Amendment, and each other Loan Document is in all respects hereby ratified and confirmed and neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any Default or Event of Default (whether or not known to the Administrative Agent or any Lender), or any right, power or remedy of the Administrative Agent or any Lender of any provision contained in the Term Loan Agreement or any other Loan Document, whether as a result of any Default, Event of Default or otherwise. This Amendment is a Loan Document.

5.2 Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, as of the Amendment Effective Date, that:

(a) such Loan Party has the requisite power and authority, and the legal right, to make, deliver and perform this Amendment; such Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment; this Amendment has been duly executed and delivered on behalf of such Loan Party; this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(b) the representations and warranties of such Loan Party contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(c) both immediately before and immediately after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.

5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission (i.e. a “pdf” or a “tif”) shall be effective as delivery of a manually executed counterpart hereof.

5.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The provisions of Sections 10.14(b), 10.14(c), 10.14(d) and 10.15 of the Term Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties agree to be bound thereby as if such provisions were set forth herein in their entirety.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	PARKER DRILLING COMPANY

	By:	/s/ Christopher T. Weber
	Name:	Christopher T. Weber
	Title:	Senior Vice President & Chief Financial Officer

SUBSIDIARY GUARANTORS:

ANACHORETA, INC.

PARDRIL, INC.

PARKER AVIATION INC.

PARKER DRILLING ARCTIC OPERATING, INC.

PARKER DRILLING COMPANY NORTH AMERICA, INC.

PARKER DRILLING COMPANY OF NIGER

PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED

PARKER DRILLING COMPANY OF SOUTH AMERICA, INC.

PARKER DRILLING MANAGEMENT SERVICES, INC.

PARKER DRILLING OFFSHORE CORPORATION

PARKER DRILLING OFFSHORE USA, L.L.C.

PARKER NORTH AMERICA OPERATIONS, INC.

PARKER TECHNOLOGY, INC.

PARKER TECHNOLOGY, L.L.C.

PARKER TOOLS, LLC

PARKER-VSE, LLC

QUAIL USA, LLC

	By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President and Treasurer

QUAIL TOOLS, L.P.

		By:	QUAIL USA, LLC, its general partner

		By:	/s/ David W. Tucker
		Name:	David W. Tucker
		Title:	Vice President and Treasurer

ITS RENTAL AND SALES, INC.

	By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President and Treasurer

ADMINISTRATIVE AGENT AND LENDER:	GOLDMAN SACHS BANK USA

	By:	/s/ Charles D. Johnston
	Name:	Charles D. Johnston
	Title:	Authorized Signatory